Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 30, 2011 AND JANUARY 31, 2010
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	January 30,	January 31,	% Over		January 30,		January 31,
	2011	2010	(Under)		2011		2010

Net sales	$51,652	53,980	(4.3	) %	100.0%		100.0%
Cost of sales	43,413	43,323	0.2%		84.0%		80.3%
Gross profit	8,239	10,657	(22.7	) %	16.0%		19.7%

Selling, general and
administrative expenses	5,129	6,435	(20.3	) %	9.9%		11.9%
Restructuring expense	7	26	(73.1	) %	0.0%		0.0%
Income from operations	3,103	4,196	(26.0	) %	6.0%		7.8%

Interest expense	224	327	(31.5	) %	0.4%		0.6%
Interest income	(57)	(52)	9.6%		(0.1	) %	(0.1	) %
Other expense	28	96	(70.8	) %	0.1%		0.2%
Income before income taxes	2,908	3,825	(24.0	) %	5.6%		7.1%

Income taxes*	483	825	(41.5	) %	16.6%		21.6%
Net income	$2,425	3,000	(19.2	) %	4.7%		5.6%

Net income per share-basic	$0.19	$0.24	(20.8	) %
Net income per share-diluted	$0.18	$0.23	(21.7	) %
Average shares outstanding-basic	13,005	12,713	2.3%
Average shares outstanding-diluted	13,228	13,074	1.2%

	NINE MONTHS ENDED

	Amounts				Percent of Sales
	January 30,	January 31,	% Over		January 30,		January 31,
	2011	2010	(Under)		2011		2010

Net sales	$156,443	149,173	4.9%		100.0%		100.0%
Cost of sales	130,886	121,795	7.5%		83.7%		81.6%
Gross profit	25,557	27,378	(6.7	) %	16.3%		18.4%

Selling, general and
administrative expenses	14,544	16,716	(13.0	) %	9.3%		11.2%
Restructuring credit	-	(317)	(100.0	) %	0.0%		(0.2	) %
Income from operations	11,013	10,979	0.3%		7.0%		7.4%

Interest expense	659	1,026	(35.8	) %	0.4%		0.7%
Interest income	(144)	(81)	77.8%		(0.1	) %	(0.1	) %
Other expense	111	714	(84.5	) %	0.1%		0.5%
Income before income taxes	10,387	9,320	11.4%		6.6%		6.2%

Income taxes*	213	1,565	(86.4	) %	2.1%		16.8%
Net income	$10,174	7,755	31.2%		6.5%		5.2%

Net income per share-basic	$0.79	$0.61	29.5%
Net income per share-diluted	$0.77	$0.60	28.3%
Average shares outstanding-basic	12,936	12,679	2.0%
Average shares outstanding-diluted	13,218	12,960	2.0%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 30, 2011, JANUARY 31, 2010 AND MAY 2, 2010
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 30,	January 31,	(Decrease)			* May 2,
	2011	2010 (1)	Dollars	Percent		2010

Current assets
Cash and cash equivalents	$17,259	15,994	1,265	7.9%		18,295
Short-term investments	5,518	3,021	2,497	82.7%		3,023
Accounts receivable	16,909	20,871	(3,962)	(19.0	) %	19,822
Inventories	26,407	24,366	2,041	8.4%		26,002
Deferred income taxes	296	57	239	419.3%		150
Assets held for sale	112	98	14	14.3%		123
Income taxes receivable	407	331	76	23.0%		728
Other current assets	1,521	1,217	304	25.0%		1,698
Total current assets	68,429	65,955	2,474	3.8%		69,841

Property, plant & equipment, net	30,571	26,431	4,140	15.7%		28,403
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	1,322	-	1,322	100.0%		324
Other assets	2,093	2,660	(567)	(21.3	) %	2,568

Total assets	$113,877	106,508	7,369	6.9%		112,598

Current liabilities
Current maturities of long-term debt	$2,400	4,880	(2,480)	(50.8	) %	196
Current portion of obligation under a capital lease	-	107	(107)	(100.0	) %	-
Accounts payable - trade	17,121	18,649	(1,528)	(8.2	) %	22,278
Accounts payable - capital expenditures	203	790	(587)	(74.3	) %	567
Accrued expenses	5,971	8,144	(2,173)	(26.7	) %	9,613
Accrued restructuring	71	362	(291)	(80.4	) %	324
Income taxes payable - current	289	153	136	88.9%		224
Total current liabilities	26,055	33,085	(7,030)	(21.2	) %	33,202

Accounts payable - capital expenditures	-	188	(188)	(100.0	) %	-
Income taxes payable - long-term	3,934	3,690	244	6.6%		3,876
Deferred income taxes	622	1,092	(470)	(43.0	) %	982
Long-term debt , less current maturities	9,166	11,529	(2,363)	(20.5	) %	11,491

Total liabilities	39,777	49,584	(9,807)	(19.8	) %	49,551

Shareholders' equity	74,100	56,924	17,176	30.2%		63,047

Total liabilities and
shareholders' equity	$113,877	106,508	7,369	6.9%		112,598

Shares outstanding	13,214	12,935	279	2.2%		13,052

* Derived from audited financial statements.

(1)	Certificates of deposit with maturities of six months have been reclassified from cash and cash equivalents to short-term investments to conform to current year presentation.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 30, 2011 AND JANUARY 31, 2010
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 30,	January 31,
	2011	2010 (2)

Cash flows from operating activities:
Net income	$10,174	7,755
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,205	3,042
Amortization of other assets	385	416
Stock-based compensation	280	695
Deferred income taxes	(1,219)	190
Restructuring expenses, net of gain on sale of related assets	-	(127)
Loss (gain) on sale of equipment	15	(72)
Excess tax benefits related to stock-based compensation	(285)	(182)
Foreign currency exchange losses	33	613
Changes in assets and liabilities:
Accounts receivable	3,053	(2,742)
Inventories	(291)	(385)
Other current assets	204	46
Other assets	13	(48)
Accounts payable	(5,459)	1,558
Accrued expenses	(3,822)	1,555
Accrued restructuring	(253)	(491)
Income taxes	379	109
Net cash provided by operating activities	6,412	11,932

Cash flows from investing activities:
Capital expenditures	(5,580)	(4,209)
Purchase of short-term investments	(4,532)	(3,021)
Proceeds from the sale of short-term investments	2,037	-
Proceeds from the sale of equipment	27	513
Net cash used in investing activities	(8,048)	(6,717)

Cash flows from financing activities:
Payments on vendor-financed capital expenditures	(188)	(797)
Payments on capital lease obligation	-	(519)
Payments on long-term debt	(129)	(32)
Debt issuance costs	(27)	(15)
Excess tax benefits related to stock-based compensation	285	182
Proceeds from common stock issued	591	250
Net cash provided by (used in) financing activities	532	(931)

Effect of exchange rate changes on cash and cash equivalents	68	(87)

(Decrease) increase in cash and cash equivalents	(1,036)	4,197

Cash and cash equivalents at beginning of period	18,295	11,797

Cash and cash equivalents at end of period	$17,259	15,994

Free Cash Flow (1)	$1,024	7,015

(1) Free Cash Flow reconciliation is as follows:			3rd Qtr	3rd Qtr
			FY 2011	FY 2010
A	)	Net cash provided by operating activities	$6,412	11,932
B	)	Minus: Capital Expenditures	(5,580)	(4,209)
C	)	Add: Proceeds from the sale of equipment	27	513
D	)	Minus: Payments on vendor-financed capital expenditures	(188)	(797)
E	)	Minus: Payments on capital lease obligation	-	(519)
F	)	Add: Excess tax benefits related to stock-based compensation	285	182
G	)	Effects of exchange rate changes on cash and cash equivalents	68	(87)
			$1,024	7,015

(2)
Certificates of deposit with maturities of six months have been reclassified from cash and cash equivalents to short-term investments on the January 31, 2010 Consolidated Balance Sheet. The purchase of these certificates of deposit have been classified in investing activities on the Statement of Cash Flows for the nine month period ending January 31, 2010 to conform to current year presentation.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 30, 2011 AND JANUARY 31, 2010
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	January 30,	January 31,	% Over		January 30,	January 31,
Net Sales by Segment	2011	2010	(Under)		2011	2010

Mattress Fabrics	$27,991	26,953	3.9%		54.2%	49.9%
Upholstery Fabrics	23,661	27,027	(12.5	) %	45.8%	50.1%

Net Sales	$51,652	53,980	(4.3	) %	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$4,596	5,587		(17.7	) %	16.4%	20.7%
Upholstery Fabrics	3,643	5,098		(28.5	) %	15.4%	18.9%
Subtotal	8,239	10,685		(22.9	) %	16.0%	19.8%

Restructuring related charges	-	(28)	(2)	(100.0	) %	0.0%	(0.1	) %

Gross Profit	$8,239	10,657		(22.7	) %	16.0%	19.7%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$1,780		2,031		(12.4	) %	6.4%		7.5%
Upholstery Fabrics	2,517		2,627		(4.2	) %	10.6%		9.7%
Unallocated Corporate expenses	832		1,777		(53.2	) %	1.6%		3.3%
Selling, General and Administrative expenses	5,129		6,435		(20.3	) %	9.9%		11.9%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$2,816		3,556		(20.8	) %	10.1%		13.2%
Upholstery Fabrics	1,126		2,471		(54.4	) %	4.8%		9.1%
Unallocated corporate expenses	(832)		(1,777)		(53.2	) %	(1.6	) %	(3.3	) %
Subtotal	3,110		4,250		(26.8	) %	6.0%		7.9%

Restructuring and related charges	(7)	(1)	(54)	(2)	(87.0	) %	(0.0	) %	(0.1	) %

Operating income	$3,103		4,196		(26.0	) %	6.0%		7.8%

Depreciation by Segment

Mattress Fabrics	$974		842		15.7%
Upholstery Fabrics	134		149		(10.1	) %
Subtotal	1,108		991		11.8%

Notes:

(1)	The $7 restructuring charge represents $17 for lease termination and other exit costs offset by a credit of $10 for sales proceeds received on equipment with no carrying value.

(2)	The $28 restructuring related charge represents other operating costs associated with closed plant facilities. The $54 restructuring and restructuring related charge represents $40 for lease termination and other exit costs, $28 for other operating costs associated with closed plant facilities, offset by a credit of $14 for sales proceeds received on equipment with no carrying value.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 30, 2011 AND JANUARY 31, 2010
(Unaudited)
(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts						Percent of Total Sales
	January 30,		January 31,		% Over		January 30,		January 31,
Net Sales by Segment	2011		2010		(Under)		2011		2010

Mattress Fabrics	$87,244		81,429		7.1%		55.8%		54.6%
Upholstery Fabrics	69,199		67,744		2.1%		44.2%		45.4%

Net Sales	$156,443		149,173		4.9%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$15,616		16,245		(3.9	) %	17.9%		19.9%
Upholstery Fabrics	9,941		11,175		(11.0	) %	14.4%		16.5%
Subtotal	25,557		27,420		(6.8	) %	16.3%		18.4%

Restructuring related charges	-		(42)	(2)	(100.0	) %	0.0%		(0.0	) %

Gross Profit	$25,557		27,378		(6.7	) %	16.3%		18.4%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$5,480		5,696		(3.8	) %	6.3%		7.0%
Upholstery Fabrics	6,394		6,843		(6.6	) %	9.2%		10.1%
Unallocated Corporate expenses	2,670		4,177		(36.1	) %	1.7%		2.8%
Subtotal	14,544		16,716		(13.0	) %	9.3%		11.2%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$10,136		10,549		(3.9	) %	11.6%		13.0%
Upholstery Fabrics	3,547		4,332		(18.1	) %	5.1%		6.4%
Unallocated corporate expenses	(2,670)		(4,177)		(36.1	) %	(1.7	) %	(2.8	) %
Subtotal	11,013		10,704		2.9%		7.0%		7.2%

Restructuring and related credit	-	(1)	275	(3)	(100.0	) %	0.0%		0.2%

Operating income	$11,013		10,979		0.3%		7.0%		7.4%

Return on Capital (4)

Mattress Fabrics	26.0%		29.7%
Upholstery Fabrics	38.1%		56.2%
Unallocated Corporate	N/A		N/A
Consolidated	23.1%		25.3%

Capital Employed (4)

Mattress Fabrics	53,954		48,543		11.1%
Upholstery Fabrics	12,506		12,401		0.8%
Unallocated Corporate	(751)		(2,079)		N/A
Consolidated	65,709		58,865		11.6%

Depreciation by Segment

Mattress Fabrics	$2,795		2,620		6.7%
Upholstery Fabrics	410		422		(2.8	) %
Subtotal	3,205		3,042		5.4%

Notes:

(1)	Restructuring activity represents a charge of $23 for lease termination and other exit costs offset by a credit of $13 for employee termination benefits, and a credit of $10 for sales proceeds received on equipment with no carrying value.

(2)	The $42 restructuring related charge represents a charge of $92 for operating costs associated with closed plant facilities offset by a credit of $50 for the sale of inventory previously reserved for.

(3)	The $275 restructuring and related credit represents a credit of $169 for employee termination benefits, a credit of $127 for sales proceeds received on equipment with no carrying value, a credit of $50 for the sale of inventory previously reserved for, a credit of $21 for lease termination and other exit costs, offset by a charge of $92 for other operating costs associated with closed plant facilities.

(4)	See pages 6 and 7 of this financial information release for calculations.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 30, 2011
(UNAUDITED)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 30, 2011 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$10,136	$52,006	26.0%
Upholstery Fabrics	3,547	12,415	38.1%
(less: Unallocated Corporate)	(2,670)	(954)	N/A
Total	$11,013	$63,467	23.1%

Average Capital Employed	As of the three Months Ended January 30, 2011				As of the three Months Ended October 31, 2010				As of the three Months Ended August 1, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	63,830	22,623	27,424	113,877	65,485	22,277	24,146	111,908	66,919	24,415	21,763	113,097
Total liabilities	(9,876)	(10,117)	(19,784)	(39,777)	(10,634)	(10,275)	(19,495)	(40,404)	(14,902)	(11,126)	(19,943)	(45,971)

Subtotal	$53,954	$12,506	$7,640	$74,100	$54,851	$12,002	$4,651	$71,504	$52,017	$13,289	$1,820	$67,126
Less:
Cash and cash equivalents	-	-	(17,259)	(17,259)	-	-	(15,262)	(15,262)	-	-	(14,045)	(14,045)
Short-term investments	-	-	(5,518)	(5,518)	-	-	(4,035)	(4,035)	-	-	(4,009)	(4,009)
Deferred income taxes-current	-	-	(296)	(296)	-	-	(176)	(176)	-	-	(138)	(138)
Income taxes receivable	-	-	(407)	(407)	-	-	(477)	(477)	-	-	(568)	(568)
Deferred income taxes - non-current	-	-	(1,322)	(1,322)	-	-	(1,391)	(1,391)	-	-	(245)	(245)
Current maturities of long - term debt	-	-	2,400	2,400	-	-	2,396	2,396	-	-	194	194
Income taxes payable - current	-	-	289	289	-	-	90	90	-	-	182	182
Income taxes payable - long-term	-	-	3,934	3,934	-	-	3,890	3,890	-	-	3,877	3,877
Deferred income taxes - non-current	-	-	622	622	-	-	622	622	-	-	666	666
Long-term debt, less current maturities	-	-	9,166	9,166	-	-	9,209	9,209	-	-	11,453	11,453

Total Capital Employed	$53,954	$12,506	$(751)	$65,709	$54,851	$12,002	$(483)	$66,370	$52,017	$13,289	$(813)	$64,493

	As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	61,922	25,420	25,256	112,598
Totall iabilities	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(18,295)	(18,295)
Short-term investments			(3,023)	(3,023)
Deferred income taxes-current	-	-	(150)	(150)
Income taxes receivable	-	-	(728)	(728)
Deferred income taxes-non-current	-	-	(324)	(324)
Current maturities of long-term debt	-	-	196	196
Income taxes payable-current	-	-	224	224
Income taxes payable-long-term	-	-	3,876	3,876
Deferred income taxes-non-current	-	-	982	982
Long-term debt, less current maturities	-	-	11,491	11,491

Total Capital Employed	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed(3)	$52,006	$12,415	$(954)	$63,467

 Notes:

(1)	Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2)	Return on average capital employed represents operating income for the 9 month period ending January 30, 2011 times 3 divided by 4 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the four periods ending May 2,2010, August 1,2010, October 31, 2010, and January 30, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 31, 2010
(UNAUDITED)

	Operating Income
	Nine Months Ended	Average Capital	Return on Avg. Capital
	January 31, 2010 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$10,549	$47,373	29.7%
Upholstery Fabrics	4,332	10,269	56.2%
(less: Unallocated Corporate)	(4,177)	(1,244)	N/A
Total	$10,704	$56,398	25.3%

Average Capital Employed	As of the three Months Ended January 31, 2010				As of the three Months Ended November 1, 2009				As of the three Months Ended August 2, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	58,609	25,928	21,971	106,508	56,686	19,598	22,496	98,780	57,772	16,128	18,511	92,411
Total liabilities	(10,066)	(13,527)	(25,991)	(49,584)	(10,625)	(10,461)	(24,416)	(45,502)	(10,138)	(7,670)	(24,427)	(42,235)

Subtotal	$48,543	$12,401	$(4,020)	$56,924	$46,061	$9,137	$(1,920)	$53,278	$47,634	$8,458	$(5,916)	$50,176
Less:
Cash and cash equivalents	-	-	(15,994)	(15,994)	-	-	(19,575)	(19,575)	-	-	(15,481)	(15,481)
Short-term investments	-	-	(3,021)	(3,021)	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	(57)	(57)	-	-	(58)	(58)	-	-	(52)	(52)
Income taxes receivable	-	-	(331)	(331)	-	-	(384)	(384)	-	-	(396)	(396)
Current maturities of long-term debt	-	-	4,880	4,880	-	-	4,863	4,863	-	-	4,817	4,817
Income taxes payable - current	-	-	153	153	-	-	329	329	-	-	72	72
Income taxes payable - long-term	-	-	3,690	3,690	-	-	3,603	3,603	-	-	3,538	3,538
Deferred income taxes - non-current	-	-	1,092	1,092	-	-	1,078	1,078	-	-	1,072	1,072
Long-term debt, less current maturities	-	-	11,529	11,529	-	-	11,568	11,568	-	-	11,618	11,618

Total Capital Employed	$48,543	$12,401	$(2,079)	$58,865	$46,061	$9,137	$(496)	$54,702	$47,634	$8,458	$(728)	$55,364

	As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	58,626	22,078	14,590	95,294
Total liabilities	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-	-	(11,797)	(11,797)
Short-term investments	-	-	-	-
Deferred income taxes - current	-	-	(54)	(54)
Income taxes receivable	-	-	(210)	(210)
Current maturities of long-term debt	-	-	4,764	4,764
Income taxes payable - current	-	-	83	83
Income taxes payable - long-term	-	-	3,264	3,264
Deferred income taxes - non-current	-	-	974	974
Long-term debt, less current maturities	-	-	11,604	11,604

Total Capital Employed	$47,254	$11,079	$(1,674)	$56,659

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$47,373	$10,269	$(1,244)	$56,398

Notes:

(1)	Operating income excludes restructuring and related charges and credits--see reconciliation per page 5 of this financial information release.

(2)	Return on average capital employed represents operating income for the 9 month period ending January 31, 2010 times 3 divided by 4 to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, current and long-term income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the four periods ending May 3,2009, August 2,2009, November 1, 2009, and January 31, 2010.